UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2012

ALBEMARLE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-12658	54-1692118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

451 Florida Street, Baton Rouge, Louisiana 70801

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (225) 388-8011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New President Named

On February 24, 2012, the Board of Directors of Albemarle Corporation (the “Company”) appointed John M. Steitz, the Company’s Chief Operating Officer, to serve as President and Chief Operating Officer, effective March 1, 2012. Mr. Steitz, age 53, was named Executive Vice President and Chief Operating Officer effective April 11, 2007. He previously served as Senior Vice President, Business Operations from January 2004 until April 2007, Vice President, Business Operations from October 2002 until January 2004, and Vice President, Fine Chemistry from July 2000 until October 2002. Luther C. Kissam, IV, the Company’s current President and Chief Executive Officer, will continue to serve as the Company’s Chief Executive Officer after Mr. Steitz begins his term as President. Details of Mr. Steitz’s compensation are set forth below. Mr. Steitz has been, and will continue to be, entitled to participate in the Company’s benefit plans and programs to the same extent as the other senior executives of the Company.

A copy of the press release issued on February 27, 2012, announcing Mr. Steitz’s promotion to President, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The compensation of the Company’s named executive officers is set forth below.

2012 Base Salaries

On February 24, 2012, the Executive Compensation Committee of the Board of Directors (the “Committee”) established the following base salaries for the Company’s named executive officers effective as of April 1, 2012: Luther C. Kissam, IV ($800,000); John M. Steitz ($592,000); Scott A. Tozier ($425,000); John J. Nicols ($425,000); and Karen G. Narwold ($388,000).

2012 Annual Incentive Plan

On February 24, 2012, the Committee approved the 2012 annual incentive plan target award percentages for the named executive officers of the Company, pursuant to the Albemarle Corporation 2008 Incentive Plan (the “Incentive Plan”). Under the Incentive Plan, each of the named executive officers is eligible to receive an annual cash incentive payment of 0 to three times a target percentage of their respective base salaries if certain company-wide criteria established by the Committee are met for 2012. The target percentages of base salary are as follows: Luther C. Kissam, IV (100%); John M. Steitz (75%); Scott A. Tozier (60%); John J. Nicols (60%); and Karen G. Narwold (60%). The named executive officers earn these targeted percentages for achieving target performance levels under the Incentive Plan company-wide metrics. For superior corporate performance, up to two times target may be earned. Further, based on specific individual performance goals, an additional amount may be earned up to the set maximum potential bonus. The maximum amounts payable for 2012 are as follows: Luther C. Kissam, IV ($2,400,000); John M. Steitz ($1,332,000); Scott A. Tozier ($765,000); John J. Nicols ($765,000); and Karen G. Narwold ($700,000). In order to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended, in 2012, if EBITDA excluding special items exceeds 5% of Net Sales, the awards are initially determined at maximum. The annual incentive awards actually paid to the named executive officers are then adjusted to a level below the plan maximum in accordance with the actual company performance, individual performance, and award targets described above. The Committee bases the annual incentive awards for named executive officers on performance measures allowed by the Incentive Plan and uses its negative discretion to pay incentive awards for the executives at the performance level achieved against the goals. The Committee also established the annual incentive plan company-wide metrics for 2012 bonuses based on the following factors: EBIT (60%), cash flow from operations (30%) and stewardship (10%), which includes metrics related to safety, the environment, sustainability and governance. Any incentive payments earned under the Incentive Plan for 2012 will be paid in the first quarter of 2013.

“EBIT” is combined income of each business segment before interest and taxes less corporate expenses before special items each calendar year in the measurement period as determined by the Company for such purpose; provided, however, that in accordance with the Incentive Plan and as approved by the Committee in its sole and absolute discretion, EBIT may be adjusted to reflect extraordinary and significant events that distort current earnings.

2012 Long Term Incentive Grant

On February 24, 2012, the Committee approved a total grant value of up to $18,000,000 comprised of: (i) Stock Options, which will vest in three equal installments over three years beginning on February 24, 2013 and expiring February 24, 2022; (ii) Performance Stock Units (“PSUs”) based on certain performance metrics; and (iii) Restricted Stock Units (“RSUs”) vesting on February 24, 2015. Each of the grants listed above will be awarded to certain employees of the Company, and are subject to the terms set forth in the form of Stock Option Agreement (Exhibit 10.1), Performance Stock Unit Agreement (Exhibit 10.2) and Restricted Stock Unit Agreement (Exhibit 10.3), all of which are incorporated by reference herein.

Also on February 24, 2012, the Committee granted Stock Options and PSUs to the Company’s named executive officers for 2012 under the Albemarle Corporation 2008 Incentive Plan (the “LTIP”). The values granted to each named executive officer are included in the totals above, and are apportioned approximately 60% in the form of PSUs and approximately 40% in the form of Stock Options: Luther C. Kissam IV ($3,000,000); John M. Steitz ($1,470,000); Scott A Tozier ($725,000); John J. Nicols ($700,000); and Karen G. Narwold ($625,000). The value of PSUs included in the above figures reflects the approximate number of PSUs that each named executive officer would receive for target level performance by the Company multiplied by the grant date closing stock price.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1	Form of Stock Option Agreement

10.2	Form of Performance Stock Unit Agreement

10.3	Form of Restricted Stock Unit Agreement

99.1	Press release dated February 27, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBEMARLE CORPORATION

Date: February 28, 2012	By:	/s/ Karen G. Narwold
Name: Karen G. Narwold
Title: Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Form of Stock Option Agreement

10.2	Form of Performance Stock Unit Agreement

10.3	Form of Restricted Stock Unit Agreement

99.1	Press release dated February 27, 2012